UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2019

Central Index Key Number of the issuing entity: 0001776721

Wells Fargo Commercial Mortgage Trust 2019-C51

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0001541214

C-III Commercial Mortgage LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-06	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed on July 11, 2019 (the “Form 8-K”), with respect to Wells Fargo Commercial Mortgage Trust 2019-C51. The purpose of this amendment is to correct scrivener’s errors in the documents previously filed as Exhibit 4.1 and Exhibit 99.9. Accordingly, Exhibit 4.1 and Exhibit 99.9 to the Form 8-K are hereby amended and restated in their entirety by the corrected versions of the agreements attached hereto as Exhibit 4.1 and Exhibit 99.9. No other changes have been made to the Form 8-K other than the changes described above.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated July 11, 2019. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated July 11, 2019 (included as part of Exhibit 5.1). (Filed as Exhibit 8.1 to the Form 8-K and incorporated by reference herein.)
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1). (Filed as Exhibit 23.1 to the Form 8-K and incorporated by reference herein.)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 24, 2019. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. Barclays Capital Holdings Inc. and Barclays Capital Real Estate Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., C-III Capital Partners LLC and C-III Commercial Mortgage LLC. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Pooling and Servicing Agreement, dated and effective as of June 1, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2019-C3, Commercial Mortgage Pass-Through Certificates, Series 2019-C3. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)

99.7	Pooling and Servicing Agreement, dated and effective as of May 1, 2019, between Wells Fargo Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2019-C50, Commercial Mortgage Pass-Through Certificates, Series 2019-C50. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Agreement Between Note Holders, dated as of July 11, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Nova Place Whole Loan. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, Barclays Capital Real Estate Inc., as initial note A-2 holder, and Barclays Capital Real Estate Inc., as initial note A-3 holder, relating to the 188 Spear Street Whole Loan.
99.10	Agreement Between Note Holders, dated as of July 11, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 450-460 Park Avenue South Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the El Con Center Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the Shetland Park Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the ExchangeRight Net Leased Portfolio #27 Whole Loan. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)
99.14	Agreement Between Note Holders, dated as of July 11, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-1 holder, UBS AG, New York Branch, as initial note A-2 holder, and UBS AG, New York Branch, as initial note A-3 holder, relating to The Chantilly Office Portfolio Whole Loan. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)
99.15	Agreement Between Note Holders, dated as of July 11, 2019, by and between Deutsche Bank AG, New York Branch, as initial note A-1 holder, Deutsche Bank AG, New York Branch, as initial note A-2 holder, Deutsche Bank AG, New York Branch, as initial note A-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-4 holder, UBS AG, New York Branch, as initial note A-5 holder, and UBS AG, New York Branch, as initial note A-6 holder, relating to the CIRE Equity Retail & Industrial Portfolio Whole Loan. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)

99.16	Agreement Between Note Holders, dated as of April 4, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the Patuxent Crossing Whole Loan. (Filed as Exhibit 99.16 to the Form 8-K and incorporated by reference herein.)
99.17	Agreement Between Note Holders, dated as of April 24, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the Hilton at University Place Whole Loan. (Filed as Exhibit 99.17 to the Form 8-K and incorporated by reference herein.)
99.18	Agreement Between Note Holders, dated as of May 14, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-1 holder, UBS AG, New York Branch, as initial note A-2 holder, and UBS AG, New York Branch, as initial note A-3 holder, UBS AG, New York Branch, as initial note A-4 holder, UBS AG, New York Branch, as initial note A-5 holder, UBS AG, New York Branch, as initial note A-6 holder, UBS AG, New York Branch, as initial note A-7 holder, UBS AG, New York Branch, as initial note A-8 holder, and UBS AG, New York Branch, as initial note A-9 holder, relating to the Wolverine Portfolio Whole Loan. (Filed as Exhibit 99.18 to the Form 8-K and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name:	Anthony J. Sfarra
Title:	President

Dated: August 15, 2019

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)

4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated July 11, 2019. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)

8.1	Tax and Validity Opinion of Sidley Austin LLP, dated July 11, 2019 (included as part of Exhibit 5.1). (Filed as Exhibit 8.1 to the Form 8-K and incorporated by reference herein.)
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1). (Filed as Exhibit 23.1 to the Form 8-K and incorporated by reference herein.)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 24, 2019. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. Barclays Capital Holdings Inc. and Barclays Capital Real Estate Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 21, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., C-III Capital Partners LLC and C-III Commercial Mortgage LLC. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Pooling and Servicing Agreement, dated and effective as of June 1, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2019-C3, Commercial Mortgage Pass-Through Certificates, Series 2019-C3. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)

99.7	Pooling and Servicing Agreement, dated and effective as of May 1, 2019, between Wells Fargo Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2019-C50, Commercial Mortgage Pass-Through Certificates, Series 2019-C50. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Agreement Between Note Holders, dated as of July 11, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Nova Place Whole Loan. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, Barclays Capital Real Estate Inc., as initial note A-2 holder, and Barclays Capital Real Estate Inc., as initial note A-3 holder, relating to the 188 Spear Street Whole Loan.
99.10	Agreement Between Note Holders, dated as of July 11, 2019, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 450-460 Park Avenue South Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the El Con Center Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the Shetland Park Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the ExchangeRight Net Leased Portfolio #27 Whole Loan. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)
99.14	Agreement Between Note Holders, dated as of July 11, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-1 holder, UBS AG, New York Branch, as initial note A-2 holder, and UBS AG, New York Branch, as initial note A-3 holder, relating to The Chantilly Office Portfolio Whole Loan. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)
99.15	Agreement Between Note Holders, dated as of July 11, 2019, by and between Deutsche Bank AG, New York Branch, as initial note A-1 holder, Deutsche Bank AG, New York Branch, as initial note A-2 holder, Deutsche Bank AG, New York Branch, as initial note A-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-4 holder, UBS AG, New York Branch, as initial note A-5 holder, and UBS AG, New York Branch, as initial note A-6 holder, relating to the CIRE Equity Retail & Industrial Portfolio Whole Loan. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)
99.16	Agreement Between Note Holders, dated as of April 4, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the Patuxent Crossing Whole Loan. (Filed as Exhibit 99.16 to the Form 8-K and incorporated by reference herein.)
99.17	Agreement Between Note Holders, dated as of April 24, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, and Barclays Capital Real Estate Inc., as initial note A-2 holder, relating to the Hilton at University Place Whole Loan. (Filed as Exhibit 99.17 to the Form 8-K and incorporated by reference herein.)
99.18	Agreement Between Note Holders, dated as of May 14, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”), as initial note A-1 holder, UBS AG, New York Branch, as initial note A-2 holder, and UBS AG, New York Branch, as initial note A-3 holder, UBS AG, New York Branch, as initial note A-4 holder, UBS AG, New York Branch, as initial note A-5 holder, UBS AG, New York Branch, as initial note A-6 holder, UBS AG, New York Branch, as initial note A-7 holder, UBS AG, New York Branch, as initial note A-8 holder, and UBS AG, New York Branch, as initial note A-9 holder, relating to the Wolverine Portfolio Whole Loan. (Filed as Exhibit 99.18 to the Form 8-K and incorporated by reference herein.)